UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: April 1, 2005 (Date of earliest event reported)

CENTRA SOFTWARE, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-27861	04-3268918
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

430 Bedford Street

Lexington, MA 02420

(Address of principal executive offices)

Telephone: (781) 861-7000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement

On April 1, 2005, we entered into a Severance Compensation and Change of Control Agreement with Michelle M. Caggiano, our chief financial officer, treasurer and secretary. The agreement with Ms. Caggiano provides that she will receive fifty percent of her severance compensation (i) if she is terminated other than for cause or our change of control or (ii) upon the hiring of a new CFO. She will receive one hundred percent of her severance compensation (i) if her employment is terminated upon our change of control or (ii) if she voluntarily terminates her employment after our change of control provided she gives us no less than 90 days prior written notice. Severance compensation equals her annual bonus for the year in which she was terminated plus her base salary for such year. This agreement is attached as Exhibit 10.1 to this current report. We also intend to enter into an indemnity agreement with Ms. Caggiano in the form similar to the agreements we have with our other executive officers. The form of agreement is incorporated by reference as Exhibit 10.2 to this current report

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On April 4, 2005, we issued a press release announcing the appointment of Ms. Michelle M. Caggiano as our chief financial officer, treasurer and secretary, effective as of April 1, 2005. Ms. Caggiano, who is 43 years old, served as our director of finance from November 1999 to July 2004 and as our vice president of finance from August 2004 to April 2005. She replaces Steven A. Johnson, our former chief financial officer, who is leaving Centra. The full text of the press release is attached as Exhibit 99.1 to this current report.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

Exhibit Number	Description
10.1	Severance Compensation and Change of Control Agreement with Michelle M. Caggiano dated April 1, 2005

10.2	Form of indemnity agreement with our executive officers (incorporated by reference from Exhibit 10.13 to our registration statement on Form S-1, filed with the SEC on January 7, 2000)

99.1	Press Release dated April 4, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 7, 2005	CENTRA SOFTWARE, INC.

	By:	/s/ Paul R. Gudonis
	Name:	Paul R. Gudonis
	Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1	Severance Compensation and Change of Control Agreement with Michelle M. Caggiano dated April 1, 2005

10.2	Form of indemnity agreement with our executive officers (incorporated by reference from Exhibit 10.13 to our registration statement on Form S-1, filed with the SEC on January 7, 2000)

99.1	Press Release dated April 4, 2005